    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 3, 2003.

                                                      REGISTRATION NO. 333-74194
================================================================================

               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                       POST-EFFECTIVE AMENDMENT NO. 1 TO
                                  FORM SB-2

                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933
                        -----------------------------

                             ON2 TECHNOLOGIES, INC.
                 (Name of small business issuer in its charter)


   DELAWARE                       7370                       84-1280679
(State or Other        (Primary Standard Industrial       (I.R.S. Employer
 Jurisdiction of        Classification Code Number)       Identification No.)
Incorporation or
 Organization)

  21 Corporate Drive, Suite 103, Clifton Park, NY 12065,      (518) 348-0099
       (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                               TIMOTHY C. REUSING
                        EVP - Legal and Business Affairs
                             On2 Technologies, Inc.
                          21 Corporate Drive, Suite 103
                          Clifton Park, New York 12065
                                 (518) 348-0099
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                          -----------------------------

                                   Copies to:
                                MATTHEW C. FROST
                               Robinson & Cole LLP
                                Financial Centre
                              695 East Main Street
                           Stamford, Connecticut 06904
                                 (203) 462-7500
                           ---------------------------

Approximate date of proposed sale to the public:


If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[ ]
                                                --------------------------------

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                           -----------------------------------------------------

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                           -----------------------------------------------------

If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]

                             --------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

================================================================================

                     REMOVAL OF SECURITIES FROM REGISTRATION

We previously registered for resale, under a Registration Statement on Form SB-2, as amended (Registration No. 333-74194), 13,704,717 shares of our common stock to be offered by the selling stockholders named in the Registration Statement. By filing this Post-Effective Amendment No. 1 to the Registration Statement, we hereby remove from registration all of the shares of common stock that remain unsold under the Registration Statement as of the date hereof. The Registration Statement is hereby amended, as appropriate, to reflect the removal from registration of such shares.

                                   SIGNATURES

         In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form SB-2 and has authorized this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, in the City of New York, State of New York, on June 3, 2003.


                                  ON2 TECHNOLOGIES, INC.


                                  By:  /s/ Douglas A. McIntyre
                                     ----------------------------------------
                                     Douglas A. McIntyre
                                     Chairman, President, and Chief
                                     Executive Officer



In accordance with the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 was signed below by the following persons in the capacities and on the dates stated.


      Signature                        Title                         Date
-------------------------    -------------------------------   -----------------

/s/ Douglas A. McIntyre      Chairman, President, and Chief      June 3, 2003
--------------------------       Executive Officer
Douglas A. McIntyre           (Principal Executive Officer)


/s/   Mark J. Meagher          Chief Financial Officer           June 3, 2003
--------------------------    (Principal Financial Officer)
Mark J. Meagher


/s/   Anthony Principe         Vice President, Controller and    June 3, 2003
--------------------------      Principal Accounting Officer
Anthony Principe

         *                           Director                    June 3, 2003
--------------------------
Stephen D. Klein

         *                           Director                    June 3, 2003
--------------------------
William A. Newman

         *                           Director                    June 3, 2003
--------------------------
Mark J. Meagher

         *                           Director                    June 3, 2003
--------------------------
Thomas Weigman


Douglas A. McIntyre, by signing his name hereto, does hereby sign this document on behalf of himself and each of the other above-named directors of the Registrant pursuant to powers of attorney duly executed by each such person.


                             /s/ Douglas A. McIntyre
                   -------------------------------------------
                               Douglas A. McIntyre




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